SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 9-27-05

                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


          Delaware                   1-9102                     77-0100596
(State or other jurisdiction      (Commission                 (IRS Employer
     of Incorporation)             File No.)               Identification No.)


245 South Los Robles Ave., Pasadena, California                  91101
   (Address of principal executive offices)                    (Zip Code)


               Registrant's telephone number, including area code:
                                 (626) 683-4000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFG 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFT240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e4(c))

Item 8.01 Other Events

The attached announcement was released to the news media on September 27, 2005.







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         AMERON INTERNATIONAL CORPORATION



Date: September 27, 2005                     By: /s/ Javier Solis
                                             ----------------------
                                                     Javier Solis
                                           Senior Vice President  & Secretary